UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 9, 2026

Bank7 Corp.
(Exact name of registrant as specified in its charter)

Oklahoma	001-38656	20-0763496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1039 N.W. 63rd Street
Oklahoma City, Oklahoma 73116
(Address of principal executive offices and zip code)

(405) 810-8600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	BSVN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, Bank7 Corp. (the “Company”) and Century Financial Services Corporation (“Century”) entered into that certain Agreement and Plan of Merger, dated as of September 16, 2026 (the “Merger Agreement”), pursuant to which Century will merge with and into the Company (the “Merger”).

On October 9, 2026, Century held a special meeting of its shareholders to approve the Merger Agreement and the shareholders of Century voted to approve the Merger Agreement.  The Company has also received regulatory approval or confirmation of non-objection from the Board of Governors of the Federal Reserve System and the New Mexico Financial Institutions Division to complete the Merger.

The Merger is expected to close on or about November 1, 2026 and remains subject to the satisfaction of other closing conditions set forth in the Merger Agreement.

Caution Regarding Forward-Looking Statements

This report contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including all statements in this report that are not historical facts or that relate to future plans or events. These forward-looking statements include, but are not limited to, statements relating to the expected timing of the Merger. Such statements are based on information available at the time of communication and are based on current beliefs and expectations of the Company’s management and are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause actual events or results to differ materially from those projected, anticipated or implied. This risks and uncertainties include, but are not limited to, the risk that the parties may not meet expectations regarding the timing of the proposed Merger, there may be challenges in satisfying the other conditions to completion of the Merger, or the Merger may fail to close for any other reason. Any forward-looking statements are based on information as of the date of filing of this report.  The Company undertakes no obligation to update or revise any forward-looking statement, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK7 CORP.

Dated: October 9, 2026	By:	/s/ Kelly J. Harris
Kelly J. Harris
Chief Financial Officer